UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 30, 2020

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(240) 744-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 6, 2020, Host Hotels & Resorts, Inc. (the “Company”), the general partner of Host Hotels & Resorts, L.P., announced that on September 30, 2020 Brian G. Macnamara informed the Company of his intention to retire from his position as senior vice president, corporate controller and principal accounting officer of the Company effective December 31, 2020, after 25 years of distinguished service to the Company. Mr. Macnamara will continue to work with the Company as a senior advisor reporting to Sourav Ghosh, the Company’s executive vice president and chief financial officer, through July 1, 2021.
The Board of Directors of the Company has elected Joseph Ottinger to succeed Mr. Macnamara as corporate controller and principal accounting officer effective January 1, 2021. Mr. Ottinger was also promoted to senior vice president effective October 5, 2020. Mr. Ottinger, age 44, joined the Company in 1999 and has served as vice president, financial reporting since April 2012 and assistant controller of the Company since January 2017. Prior to that time, Mr. Ottinger held a series of positions with increasing financial reporting responsibilities within the Company’s finance organization. Effective for 2021, Mr. Ottinger will participate at the level of senior vice president and department head in the annual incentive award program and in long-term equity-based compensation granted under the Company’s comprehensive stock and cash incentive plan.
A copy of the Company’s press release announcing the retirement of Mr. Macnamara and the promotion of Mr. Ottinger is attached hereto as Exhibit 99.1.
Forward-Looking Statements
In this Current Report on Form
8-K,
we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include the potential impact of
COVID-19
and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2019, our Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2020 and June 30, 2020 and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Controller Transition and Promotions, dated October 6, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: October 6, 2020	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, L.P. By: HOST HOTELS & RESORTS, INC. its General Partner

Date: October 6, 2020	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President and Corporate Controller